Eagle MLP Strategy Fund

Class A shares	EGLAX
Class C shares	EGLCX
Class I shares	EGLIX

PROSPECTUS

August 28, 2014

As revised October 22, 2014

Co-Advised by: Princeton Fund Advisors, LLC 1125 17th Street, Suite 1400 Denver, CO 80202 and Eagle Global Advisors, LLC 5847 San Felipe, Suite 930 Houston, TX 77057

www.eaglemlpfund.com                                                                            1-888-868-9501

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objectives	1
Fees and Expenses of the Fund	1
Portfolio Turnover	2
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	4
Co-Advisers & Portfolio Managers	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	5
Investment Objectives	5
Principal Investment Strategies	6
Distribution Policy and Goals	6
Principal Investment Risks	7
Temporary Investments	9
Portfolio Holdings Disclosure	9
MANAGEMENT	9
Co-Advisers & Portfolio Managers	9
HOW SHARES ARE PRICED	11
HOW TO PURCHASE SHARES	14
HOW TO REDEEM SHARES	15
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	17
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	18
DISTRIBUTION OF SHARES	18
Distributor	18
Distribution Fees	18
Additional Compensation to Financial Intermediaries	19
Householding	19
FINANCIAL HIGHLIGHTS	20
Privacy Notice	23

FUND SUMMARY

Investment Objective:  The Fund seeks total return from income and capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 14 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.74%	2.49%	1.49%
Fee Waiver and Reimbursement (2)	(0.08)%	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.66%	2.41%	1.41%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2) Princeton Fund Advisors, LLC and Eagle Global Advisors, LLC have contractually agreed to waive management fees and/or to make payments to limit Fund expenses, until at least August 31, 2015 so that the total annual operating expenses (exclusive of any (i) any front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes,  or (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than an adviser)) 1.65%, 2.40% and 1.40% of average daily net assets attributable to Class A, C and I shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to Princeton Fund Advisors, LLC and to Eagle Global Advisors, LLC.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$734	$1,084	$1,457	$2,502
Class C	$244	$768	$1,318	$2,820
Class I	$144	$463	$806	$1,773

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests primarily in securities of master limited partnerships ("MLPs") and MLP-related securities.  The Fund defines MLP-related securities as general partners of MLPs, MLP institutional securities, midstream energy shipping companies, or other companies focused on midstream energy infrastructure, exchange-traded notes ("ETNs") that derive their returns from a master limited partnership index and structured notes or options that derive their returns from a basket of MLPs.  The Fund attempts to primarily invest in MLPs and MLP-related securities that focus on midstream energy infrastructure and the transportation, storage and gathering & processing of oil, natural gas, natural gas liquids and other hydrocarbons. Although not the primary focus of the Fund, MLPs and MLP-related securities may also be engaged in one or more aspects of the exploration, production, marketing, or delivery of energy-related commodities such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products.  The Fund invests without restriction as to issuer capitalization or country, including emerging markets.  The Fund invests in notes of any maturity that are rated BBB- or higher by Standard & Poor's Ratings Group or another nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined to be of similar credit quality.  In seeking total return, the Fund seeks both income and capital appreciation.

The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

As co-adviser, Eagle Global Advisors, LLC ("Eagle"), is responsible for security selection and trade execution.  As co-adviser, Princeton Fund Advisors, LLC ("Princeton"), is responsible for regulatory oversight of the Fund and oversight of the investment portfolio.

Princeton’s Oversight Process

Princeton's investment oversight process combines risk management, due diligence and portfolio monitoring.  Princeton monitors the Fund's strategies as-executed for investment performance and achievement of the Fund's risk objectives.  The Fund's investment portfolio may be rebalanced as a result of Princeton's monitoring policies if the Fund is in violation of its investment objectives, polices or restrictions.  Princeton has compliance and regulatory oversight and supervisory responsibilities for the Fund's securities portfolio.

Eagle's Investment Process

Eagle utilizes a two-step proprietary process that involves constructing an investment model that seeks to provide investors with an attractive total rate of return from both income and capital appreciation.  First, in constructing the model, Eagle considers a variety of factors, including but not limited to, market capitalization, liquidity, growth, credit rating, source of qualifying income, business focus, and structure of the various MLPs and MLP-related securities.  Second, Eagle uses the model as the basis for constructing and maintaining the Fund's portfolio of MLPs and MLP-related securities.  MLPs and MLP-related securities selected for the Fund's portfolio will be further evaluated based on the Fund's potential tax liabilities, trading costs, cash requirements and other factors, including the relative valuation of such investments.  Eagle believes that the appropriate way to build and preserve wealth through investing in MLPs and MLP-related securities is to focus on companies that have strong, stable and sustainable business models.  The dependability of the cash distribution is extremely important in analyzing and valuing these investments.  Eagle’s investment methodology favors companies with limited or no commodity price exposure, strong balance sheets and proven management commitment that are attractively valued based on current and prospective distributions.  Additionally, Eagle selects ETNs and structured notes of issuers that it believes to be creditworthy.

Distribution Policy

The Fund's distribution policy is to make quarterly distributions to shareholders.  The level of distributions (including any return of capital) is not fixed but, except during periods of substantial asset growth, is expected to be in a range equivalent to 4% to 7% of the Fund's current net asset value per share, expressed as an annual rate.  For more information about the Fund's distribution policy, please turn to "Distribution Policy and Goals" on page 6 of this Prospectus.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.

•

Credit Risk:  There is a risk that note issuers will not make payments on securities held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.

•

Distribution Policy Risk:  The Fund's distribution policy is not designed to guarantee distributions that equal a fixed percentage of the Fund's current net asset value per share.  Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment).  Shareholders should not assume that the source of a distribution from the Fund is net profit.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

•

ETN Risk:  ETNs are subject to administrative and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETNs and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETN is subject to specific risks, depending on the nature of the ETN.  ETNs are subject to default risks.

•

Foreign Investment Risk:  Investing in notes of foreign issuers involves risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

Interest Rate Risk:  A rise in interest rates can cause a decline in the value of notes and MLPs owned by the Fund.

•

Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Liquidity Risk:  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•

Management Risk:  Eagle's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.  Additionally, Princeton's judgments about the potential performance of the Fund's investment portfolio, within the Fund's investment policies and risk parameters, may prove incorrect and may not produce the desired results.

•

Market Risk:  Overall securities market risks may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•

MLP and MLP-Related Securities (and Energy Sector) Risk:  Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right.  MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

o

MLP Tax Risk.  MLPs, typically, do not pay U.S. federal income tax at the partnership level.  Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses.  A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.  The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP.  Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

o

Energy Related Risk.  The Fund focuses its investments in the energy infrastructure sector, through MLP and MLP-related securities.  Because of its focus in this sector, the performance of the Fund is tied closely to and affected by developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector.  Energy infrastructure entities are subject to the risks specific to the industry they serve including, but not limited to, the following:

▪

Fluctuations in commodity prices;

▪

Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing;

▪

New construction risk and acquisition risk which can limit potential growth;

▪

A sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;

▪

Depletion of the natural gas reserves or other commodities if not replaced;

▪

Changes in the regulatory environment;

▪

Extreme weather;

▪

Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and

▪

Threats of attack by terrorists.

•

Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•

Small and Medium Capitalization Company Risk:  The value of a small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Structured Note Risk:  MLP-related structured notes involve tracking risk, issuer default risk and may involve leverage risk.  Structured notes are also subject to administrative and other expenses, which will be indirectly paid by the Fund.

•

Tax Risk:  If, in any year, the Fund fails to qualify as a registered investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. The Class A sales charge is reflected in the average annual total return table. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-888-868-9501.

Class I Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	3/31/2013	18.83%
Worst Quarter:	6/30/2013	0.77%

The Fund's Class I year-to-date return as of September 30, 2014 was 21.17%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2013)

	One Year	Since Inception (9/14/12)
Return before taxes – Class I Shares	33.26%	23.90%
Return after taxes on distributions – Class I Shares	31.75%	22.79%
Return after taxes on distributions and sale of Fund shares – Class I Shares	18.75%	17.79%
Return before taxes – Class A Shares	25.32%	18.04%
Alerian MLP Index	27.58%	18.47%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA"); after-tax returns are shown for Class I shares and after-tax returns for other classes will vary.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. Investors cannot invest directly in an index or benchmark.

Co-Advisers:

Princeton Fund Advisors, LLC

Eagle Global Advisors, LLC

Portfolio Managers:

Princeton	Eagle
Greg Anderson, Managing Member	Edward R. Allen III, Senior Partner
Roger C. Bowden, Managing Member	Steven S. Russo, Senior Partner
John L. Sabre, Managing Member	Thomas N. Hunt III, Senior Partner
David Chiaro, Partner

Except for Mr. Chiaro, each of the Portfolio Managers has served the Fund since it commenced operations in 2012.  Mr. Chiaro has been a portfolio manager since 2014.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  The minimum initial investment in Class A, Class C and Class I shares is $2,500, $2,500 and $100,000, respectively.  There is a minimum amount of $100 for subsequent investment in any share class. Any minimum investment may be waived in the sole discretion of the Co-Advisers.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks total return from income and capital appreciation.  The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval upon 60 days written notice to shareholders.

Principal Investment Strategies

The Fund invests primarily in securities of master limited partnerships ("MLPs") and MLP-related securities.  The Fund defines MLP-related securities as general partners of MLPs, MLP institutional securities, midstream energy shipping companies, or other companies focused on midstream energy infrastructure, exchange-traded notes ("ETNs") and that derive their returns from a master limited partnership index and structured notes that derive their returns from a basket of MLPs.  The Fund attempts to primarily invest in MLPs and MLP-related securities that focus on midstream energy infrastructure and the transportation, storage and gathering & processing of oil, natural gas, natural gas liquids and other hydrocarbons. Although not the primary focus of the Fund. MLPs and MLP-related securities may also be engaged in one or more aspects of the exploration, production, marketing or delivery of energy-related commodities such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products.  The Fund invests without restriction as to issuer capitalization or country, including emerging markets.  The Fund invests in notes of any maturity that are rated BBB- or higher by Standard & Poor's Ratings Group or another nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined to be of similar credit quality.  In seeking total return, the Fund seeks both income and capital appreciation. The Fund intends to be taxed as a registered investment company (“RIC”), and comply with all RIC-related restrictions including limiting its investments in publicly-traded MLPs to 25%, thereby avoiding taxation as a C-corporation under the Internal Revenue Code. The Fund’s allocation to ETNs and/or structured notes, as with other investment vehicles, is expected to vary over time depending on market conditions.  However, the Fund will not invest more than 5% of its assets in notes with one counterparty.  Any allocation to swaps is also expected to vary over time depending on market conditions.  The Fund will not invest more than 25% of its assets in swaps with one counterparty.

Princeton Oversight Process

Princeton's investment oversight process combines risk management, due diligence and portfolio monitoring.  Princeton monitors the Fund's strategies as executed for investment performance and achievement of the Fund's risk objectives.  The Fund's investment portfolio may be rebalanced as a result of Princeton's monitoring policies in order to avoid violating its investment objectives, polices or restrictions.  Princeton has compliance and regulatory oversight and supervisory responsibilities for the Fund's securities portfolio.  A summary of Princeton's process is as follows:

•

Working with Eagle to set the Fund's overall investment objectives

•

Monitoring the performance of the investment portfolio, including compliance with the investment objectives, policies, and restrictions of the Fund

•

Implementing procedures to ensure that the investment portfolio complies with the Fund's investment objectives, polices and restrictions

•

Monitoring the investment portfolio to assure that investments made are consistent with the Fund's strategy and regulatory restrictions

Eagle's Investment Process

Eagle selects its investments for the Fund based on a two-step process. First, Eagle will construct an investment model that seeks to provide investors with an attractive total rate of return from both income and capital appreciation.  Eagle utilizes a proprietary investment strategy that has a track record of identifying MLP and MLP-related investments that outperform the broader MLP marketplace. In constructing the model, Eagle will consider a variety of factors, including but not limited to, market capitalization, liquidity, growth, credit rating, source of qualifying income, business focus, and structure of the MLPs and MLP-related securities. Second, Eagle will use the model as the basis for constructing and maintaining the Fund's portfolio of MLPs and MLP-related securities. MLPs and MLP-related securities selected for the Fund's portfolio will be further evaluated based on the Fund's potential tax liabilities, trading costs, cash requirements and other factors, including the relative valuation of related such investments. The portion of the Fund’s portfolio invested in various MLPs or MLP-related securities (which may include ETNs and structured note products), once constructed, differ from the model constructed by Eagle in the first step in terms of actual holdings and weightings.

Distribution Policy and Goals

Except during periods of substantial asset growth, the level of distributions (including any return of capital) is not fixed but is expected to be in a range equivalent to 4% to 7% of the Fund's current net asset value per share, expressed as an annual rate.  Additionally, the Fund's distribution policy is not designed to generate or guarantee distributions that equal a fixed percentage of the Fund's current net asset value per share.

The Fund generally distributes to shareholders substantially all of its net income (which includes, for example, interest and dividends) as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities).  In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital.  Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund.  A return of capital is not taxable to a shareholder unless it exceeds a shareholder's tax basis in the shares.

Returns of capital reduce a shareholder's tax cost (or "tax basis").  Once a shareholder's tax basis is reduced to zero, any further return of capital would be taxable.  Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment).  Shareholders should not assume that the source of a distribution from the Fund is net profit.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.  As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income.  Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution.  The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared.  The Fund will provide disclosures, with each quarterly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) qualified dividends, (3) capital gains and (4) return of capital.  At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.  An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.  Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Principal Investment Risks

•

Credit Risk:  There is a risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

•

Distribution Policy Risk:  The Fund's distribution policy is not designed to generate or guarantee distributions that equal a fixed percentage of the Fund's current net asset value per share.  Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital.  Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund.  Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.  The Fund will provide disclosures, with each quarterly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.  At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

•

ETN Risk:  Your cost of investing in the Fund will be higher than the cost of investing directly in ETNs and also may be higher than other mutual funds that invest directly in stocks and bonds.  You will indirectly bear fees and expenses charged by the ETNs in addition to the Fund's direct fees and expenses.  Investment in the Fund should be made with the understanding that the ETNs in which the Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction and other costs incurred by the ETNs.  Certain securities comprising the indices tracked by the ETNs may, from time to time, temporarily be unavailable, which may further impede the ETNs' ability to track their applicable indices.  The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying MLP markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or events that affect the MLP industry generally.  There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.  Each ETN is subject to specific risks, depending on the nature of the fund or note. These risks could include MLP risk, default risk, liquidity risk, sector risk, and foreign investment risk.

•

Foreign Investment Risk:  Foreign investing in notes of foreign issuers involves risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Emerging market securities also tend to be less liquid.

•

Interest Rate Risk:  When the Fund invests in fixed income securities such as notes, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund.  These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.  A rise in interest rates may also cause a decline in the value of MLPs. Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers.  The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Liquidity Risk:  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Securities of companies with smaller market capitalizations, non-U.S. issuer securities, Rule 144A securities, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

•

Management Risk:  The net asset value of the Fund changes daily based on the performance of the securities in which it invests.  Eagle's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.  Additionally, Princeton's judgments about the potential performance of the Fund's investment portfolio, within the Fund's investment policies and risk parameters, may prove incorrect and may not produce the desired results.

•

Market Risk:  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities which may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by price trends in energy commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

•

Master Limited Partnerships, MLP-Related Securities (and Energy Sector) Risks:  The Fund's MLP and MLP-related investments will be focused in the mid-stream energy sector.  An investment in MLP units or MLP-related investments involves certain risks which differ from an investment in the securities of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders of MLPs and the general partner, including those arising from incentive distribution payments.  Additional risks of MLPs or MLP-related securities include the following:  a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs or MLP-related securities.  To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs or MLP-related securities may be adversely affected if an MLP, or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.  Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs or MLP-related securities.  Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs or MLP-related securities.  MLPs and MLP-related securities are also subject to risks that are specific to the industry they serve.  MLPs or securities related to MLPs that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.  As a partnership, an MLP has no tax liability at the entity level.  If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such an MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, as compared to an MLP that is not taxed as a corporation, likely causing a reduction in the value of Fund shares.

•

Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund may also invest in ETNs that are non-diversified.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

•

Small and Medium Capitalization Company Risk:  The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general.  These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.

•

Structured Note Risk:  The Fund may seek investment exposure to certain sectors of the energy market or a basket of MLPs through structured notes that may be exchange traded or may trade in the over the counter market.  These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices.  The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and MLP/energy sector market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or events that affect the energy industry.  In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.  Structured notes may also be subject to counterparty risk.  The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market and the Fund will bear fees and expenses charged by structured notes.

•

Tax Risk:  If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.  The Fund may, from time to time, make available month-end portfolio holdings information on the website www.eaglemlpfund.com.  If month-end portfolio holdings are posted to the website, they are expected to be approximately 60 days old and remain available until new information for the next month is posted.  Shareholders may request portfolio holdings schedules at no charge by calling 1-888-868-9501.

MANAGEMENT

Co-Advisers & Portfolio Managers

Princeton

Princeton Fund Advisors, LLC, located at 1125 17th Street, Suite 1400, Denver, CO 80202, serves as investment co-adviser to the Fund.  Subject to the authority of the Board of Trustees, Princeton is responsible for management of the Fund's investment portfolio in cooperation with the other co-adviser.  Princeton is jointly responsible for assuring that investments are made according to the Fund's investment objective, policies and restrictions.  Princeton was established in 2011.  As of April 30, 2014, it has approximately $931 million in assets under management.

Pursuant to an advisory agreement between the Fund, Princeton and Eagle, the co-advisers are entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund's average daily net assets.  After certain expenses borne by the co-advisers, Princeton's share of the advisory fee is 36.2% and Eagle's share is 63.8%.  Princeton and Eagle have contractually agreed to reduce their fees and absorb expenses of the Fund, until at least August 31, 2015, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any (i) any front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, or (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than an adviser)) will not exceed 1.65%, 2.40% and 1.40% of average daily net assets attributable to Class A, Class C and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing  expense limits.  Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.  A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement is available in the Fund's semi-annual shareholder report dated October 31, 2012.

Portfolio Managers

Greg Anderson

Managing Member

Prior to founding Princeton in 2011 and Mount Yale Asset Management, LLC (“Mount Yale”) in 1999, Mr. Anderson was a Senior Vice President and Managing Director of Investment Manager Search, Evaluation, and Due Diligence at Portfolio Management Consultants, Inc. Mr. Anderson was previously employed with Deloitte & Touche where he specialized in the areas of estate planning, health care and non-profit organizations, and tax and personal finance planning for high net worth individuals. Mr. Anderson holds a B.A. degree from Hamline University in Minnesota and a J.D. from the University of Minnesota School of Law. Mr. Anderson is a Certified Public Accountant (inactive).

Roger C. Bowden

Managing Member

Prior to founding Princeton in 2011, Mr. Bowden served as Mount Yale's Chief Investment Officer from 1999 through 2002 and President from 2002 to 2011. Prior to founding Mount Yale in 1999, he was the Chief Investment Officer and Director of Research at Portfolio Management Consultants, Inc. Mr. Bowden was previously employed by the Hanseatic Group, Inc., a Commodity Trading Advisor specializing in currency and fixed income derivative trading, where he held roles including trader, financial analyst and head of Asian marketing. Mr. Bowden holds an M.A. degree in Economics and an M.B.A. degree from the University of New Mexico.

John L. Sabre

Managing Member

Prior to founding Princeton in 2011, Mr. Sabre served as the Chairman and Chief Executive Officer of Mount Yale from 2001 to 2011. Prior to 2001, Mr. Sabre was a Senior Managing Director at Bear Stearns & Co. and Head of the Mezzanine Capital Group. Mr. Sabre previously served as President of First Dominion Capital, which managed $3.0 billion of assets and is now owned by Credit Suisse First Boston. Prior to his position at First Dominion Capital, Mr. Sabre was a Managing Director and founding partner of Indosuez Capital, the merchant banking division of Credit Agricole Indosuez. Mr. Sabre holds a B.S. degree from the Carlson School at the University of Minnesota and an M.B.A. degree from the Wharton School at the University of Pennsylvania.

Eagle

Eagle Global Advisors, LLC, located at 5847 San Felipe, Suite 930, Houston, TX 77057, serves as investment co-adviser to the Fund.  Subject to the authority of the Board of Trustees, Eagle is responsible for management of the Fund's investment portfolio in cooperation with the other co-adviser.  Eagle is responsible for selecting investments and assuring that investments are made according to the Fund's investment objective, policies and restrictions.  Eagle was established in 1996 for the purpose of advising individuals and institutions.  As of April 30, 2014, it had more than $3.6 billion in assets under management.

Pursuant to an advisory agreement between the Fund, Princeton and Eagle, the co-advisers are entitled to receive, on a monthly basis, an advisory fee equal to of the 1.25% of the Fund’s daily net assets after certain expenses.  After certain expenses born by the co-advisers, Eagle's share of the advisory fee is 63.8%.  A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement is available in the Fund's semi-annual shareholder’s report dated October 31, 2012.

Portfolio Managers

Edward R. Allen III, Ph.D, CFA

Senior Partner

Mr. Allen is a founder and Senior Partner of Eagle since 1996.  He serves on the MLP portfolio management team and is a member of the MLP Investment committee.  Mr. Allen is also a member of the Domestic and International Equity Committees. Prior to founding Eagle, Mr. Allen was employed by Eagle Management & Trust Company with the other co-founders of Eagle Global Advisors prior to that entity being acquired. Before entering the investment advisory business, he served as an assistant professor of economics at the University of Houston. He earned a Bachelor’s degree in engineering from Princeton University and a Ph.D. in economics from the University of Chicago. Mr. Allen also is currently the Vice Chairman of the board of the Asia Society Texas Center and serves on the investment committees of a number of non-profits. Mr. Allen holds the Chartered Financial Analyst designation and is also a member of the American Finance Association, the CFA Institute, and the CFA Society of Houston.

Steven S. Russo

Senior Partner

Mr. Russo is a founder and Senior Partner of Eagle since 1996.  He serves as a member of the MLP Investment committee and as Director of Client Service.  Mr. Russo is also a member of the Domestic and International Equity committees.  Prior to founding Eagle, Mr. Russo was employed by Eagle Management & Trust Company, which was acquired by Boatmen’s Trust Company and then NationsBank. He was also employed previously by Criterion Investment Management Company. Mr. Russo earned a Bachelor’s degree in finance from the University of Texas and a MBA from Rice University. Mr. Russo also serves as a Board Member of the M.A. Wright Fund at Rice University’s Jones School of Management.

Thomas N. Hunt III, CFA

Senior Partner

Mr. Hunt is a founder and Senior Partner of Eagle since 1996.  He is a member of the MLP Investment Committee and Chairman of the Domestic Equity Investment Committee.  Mr. Hunt is also a member of the International Equity Committee. Prior to founding Eagle, Mr. Hunt was employed by Eagle Management & Trust Company, which was acquired by Boatmen’s Trust Company and then NationsBank. Mr. Hunt also worked for the public accounting firm of Ernst & Young. He earned a Bachelor’s degree in accounting from the University of Texas and a MBA from the Harvard Business School. Mr. Hunt holds the Chartered Financial Analyst and Certified Public Accountant designations and is also a member of the CFA Institute, the CFA Society of Houston, and the Texas Society of Certified Public Accountants.

The Fund's Statement of Additional Information provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares of the Fund.

David Chiaro

Partner

Mr. Chiaro joined Eagle in 2009 and is Chairman of the MLP investment committee, director of MLP research and a portfolio manager.  Prior to joining Eagle in 2009, David was employed by Goldman, Sachs & Co. for 10 years, the last 5 years as the lead Pipeline and MLP analyst. He was recognized in the Spring of 2009 by the Wall Street Journal as “Best on the Street,” the top ranked analyst in his sector for 2008. David has also covered Oil Service and Offshore Drilling companies in his 15 years as a sell-side analyst at various Wall Street firms. He earned a Bachelor’s degree in Mechanical Engineering from the Georgia Institute of Technology and an MBA from the Crummer Graduate School of Business at Rollins College.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) co-adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  Because the Fund may invest in Underlying Funds which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Underlying Funds do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the advisers may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Share Classes

This Prospectus describes three classes of shares offered by the Fund. The main differences between the share classes are ongoing fees, minimum investments and sales charges. Class A and Class C shares pay an annual fee of up to 0.25% and 1.00%, respectively for distribution expenses pursuant to a plan under Rule 12b-1, and Class I shares do not pay such fees. Class A shares have a maximum sales charge of 5.75% and the other classes have none; and minimum investment amounts also vary. For information on ongoing distribution fees, see Distribution Fees on page 18 of this Prospectus.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase.  All classes of shares in the Fund represent interest in the same portfolio of investments in the Fund. Not all shares classes may be available for purchase in all states.

Class A Shares:  Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares.  The minimum initial investment in Class A shares of the Fund is $2,500 for retirement plan accounts and $2,500 for all other accounts.  The minimum subsequent investment in Class A shares of the Fund is $100 for retirement plan accounts and $100 for all other accounts.  These investment minimums may be waived by the co-advisers.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The sales charges described below, which may be waived in the co-advisers' discretion, apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a% of Offering Price(1)	Sales Charge as a% of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%

(1)

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Northern Lights Distributors, LLC (the "Distributor"), in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•

Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13 month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Fund sponsored by a co-adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the advisers.

•

Employees of the advisers and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

•

Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

•

Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer").

Class C Shares:  Class C shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class C shares of the Fund is $2,500 for retirement plan accounts and $2,500 for all other accounts.  The minimum subsequent investment in Class C shares of the Fund is $100 for retirement plan accounts and $100 for all other accounts.   These investment minimums may be waived by the co-advisers.

Class I Shares:  Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund.  Class I shares require a minimum initial investment of $100,000 and minimum subsequent investment of $100.  These investment minimums may be waived by the co-advisers.

HOW TO PURCHASE SHARES

Purchasing Shares:  You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail:	or Overnight Mail:
EAGLE MLP STRATEGY FUND c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	EAGLE MLP STRATEGY FUND c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Shares of the Fund, or certain classes, may not be available for purchase in every state.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-868-9501 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan:  You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 1-888-868-9501 for more information about the Fund's Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to "Eagle MLP Strategy Fund."  The Fund will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:   When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

•

 the name of the Fund and share class

•

 the dollar amount of shares to be purchased

•

 a completed purchase application or investment stub

check payable to the "Eagle MLP Strategy Fund"

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-888-868-9501 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail:	or Overnight Mail:
EAGLE MLP STRATEGY FUND c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	EAGLE MLP STRATEGY FUND c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-888-868-9501. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account has a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the Fund at 1-888-868-9501 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than the lesser of $250,000 or 1% of the Fund's assets.  The securities will be chosen by the Fund and valued under the Fund's net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance in the Fund falls below $2,500, the Fund may notify you that, unless the account is brought up to at least $2,500 within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $2,500 due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing or other disruptive trading activities. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing.

These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy." Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the advisers or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the co-advisers will be liable for any losses resulting from rejected purchase orders. The co-advisers may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.

The Fund intends to make quarterly distributions which would include substantially all of its net investment income and may also include a portion which may be a return of capital.  The Fund intends to make net capital gains distributions annually in December.  Distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.

However, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital, in part, because a portion of an MLPs or MLP-related securities’ distributions to the Fund may represent a return of capital and are therefore not included in the distributions of net investment income and net capital gains described above.  Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder's tax basis in the shares.  Returns of capital reduce a shareholder's tax cost (or "tax basis"). Once a shareholder's tax basis is reduced to zero, any further return of capital would be taxable.  The Fund will provide disclosures, with each quarterly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.  At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) qualifying dividends, (3) capital gains and (4) return of capital for tax purposes.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Distribution Fees:  The Trust, with respect to the Fund, has adopted a Master Distribution and Shareholder Servicing Plans for each of Class A and Class C shares (the “Plans”), pursuant to Rule 12b-1 of the 1940 Act which allows the Fund to pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, and 1.00%, of the Fund's average daily net assets attributable to Class C shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund's distributor and other entities are paid pursuant to the Plans for distribution and shareholder servicing provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries:  The distributor, the Fund’s affiliates, and the Fund's co-advisers and their affiliates may each, at its own expense and out of its own assets, including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund or assist in the marketing of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, due diligence conferences, conference sponsorships, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding:  To reduce expenses, the Fund mails only one copy of a Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-868-9501 on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period from September 14, 2012 (commencement of operations) through April 30, 2013 and for the fiscal year ended April 30, 2014.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by McGladrey LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s April 30, 2014 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended April 30, 2014	Period Ended April 30, 2013(1)
Net asset value, beginning of period	$ 11.81	$ 10.00

Activity from investment operations:
Net investment income (2)	0.23	0.19
Net realized and unrealized
gain on investments	1.72	1.73
Total from investment operations	1.95	1.92

Less distributions from:
Net investment income	(0.04)	(0.05)
Net realized gains	-	(0.01)
Return of capital	(0.42)	(0.05)
Total distributions	(0.46)	(0.11)
Net asset value, end of period	$ 13.30	$ 11.81

Total return (3)(6)	16.76%	19.21%

Net assets, at end of period (000s)	$ 85,399	$ 18,609

Ratio of gross expenses to average	1.73%	2.06%
net assets (4)(5)
Ratio of net expenses to average	1.65%	1.65%
net assets(5)
Ratio of net investment income	1.83%	2.72%
to average net assets(5)
Portfolio Turnover Rate(6)	7%	6%

(1) The Eagle MLP Strategy Fund's Class A shares commenced operations on September 14, 2012.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3) Total returns shown are historical in nature and assume charges, in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(4) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Co-Advisers.

(5) Annualized for periods less than one year.

(6) Not annualized.

	Class C
	Year Ended April 30, 2014	Period Ended April 30, 2013(1)
Net asset value, beginning of period	$ 11.82	$ 10.00

Activity from investment operations:
Net investment income (2)	0.12	0.03
Net realized and unrealized
gain on investments	1.74	1.83
Total from investment operations	1.86	1.86

Less distributions from:
Net investment income	-	(0.02)
Net realized gains	-	-
Return of capital	(0.39)	(0.02)
Total distributions	(0.39)	(0.04)
Net asset value, end of period	$ 13.29	$ 11.82

Total return (3)(6)	15.91%	8.21%

Net assets, at end of period (000s)	$ 24,169	$ 1,559

Ratio of gross expenses to average	2.48%	2.81%
net assets (4)(5)
Ratio of net expenses to average	2.40%	2.40%
net assets(5)
Ratio of net investment income	0.99%	1.15%
to average net assets(5)
Portfolio Turnover Rate(6)	7%	6%

(1) The Eagle MLP Strategy Fund's Class C shares commenced operations on February 21, 2013.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3) Total returns shown are historical in nature and assume charges, in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(4) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Co-Advisers.

(5) Annualized for periods less than one year.

(6) Not annualized.

	Class I
	Year Ended April 30, 2014	Period Ended April 30, 2013(1)
Net asset value, beginning of period	$ 11.82	$ 10.00

Activity from investment operations:
Net investment income (2)	0.25	0.19
Net realized and unrealized
gain on investments	1.74	1.75
Total from investment operations	1.99	1.94

Less distributions from:
Net investment income	(0.07)	(0.06)
Net realized gains	-	(0.01)-
Return of capital	(0.42)	(0.05)
Total distributions	(0.49)	(0.12)
Net asset value, end of period	$ 13.32	$ 11.82

Total return (3)(6)	17.07%	19.43%

Net assets, at end of period (000s)	$ 512,208	$ 116,204

Ratio of gross expenses to average	1.48%	1.81%
net assets (4)(5)
Ratio of net expenses to average	1.40%	1.40%
net assets(5)
Ratio of net investment income	1.99%	2.75%
to average net assets(5)
Portfolio Turnover Rate(6)	7%	6%

(1) The Eagle MLP Strategy Fund's Class I shares commenced operations on September 14, 2012.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3) Total returns shown are historical in nature and assume charges, in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(4) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Co-Advisers.

(5) Annualized for periods less than one year.

(6) Not annualized.

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

EAGLE MLP STRATEGY FUND

Co-Advisers	Princeton Fund Advisors, LLC 1125 17th Street, Suite 1400 Denver, CO 80202 Eagle Global Advisors, LLC 5847 San Felipe, Suite 930 Houston, TX 77057	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	McGladrey LLP 555 Seventeenth Street, Suite 1000 Denver, Colorado 80202	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	MUFG Union Bank, N.A. 400 California Street San Francisco, California 94104	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund's Statement of Additional Information dated August 28, 2014.  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund's policies and management.  Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-868-9501 or visit www.eaglemlpfund.com.  You may also write to:

EAGLE MLP STRATEGY FUND

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720